                                                                      EXHIBIT 99

                       TERM SHEET DATED NOVEMBER 16, 1998
                        Green Tree Financial Corporation
     Certificates for Home Improvement and Home Equity Loans, Series 1998-E
                          $1,293,500,000 (Approximate)
                               Subject to Revision

SELLER/SERVICER:      Green Tree Financial Corporation ("Green Tree")
TRUSTEE:              U.S. Bank Trust National Association
UNDERWRITERS:         Credit Suisse First Boston (Lead Manager), Chase
                      Securities Inc., First Union Capital Markets, Lehman
                      Brothers and Merrill Lynch (all Co-Managers)
OFFERED CERTIFICATES:


                                                            Ratings       WAL at 100% of     Expected
                       Amount           Tranche Type    (Moody's/Fitch)  Prepay. Model(3)    Maturity
                   --------------      ---------------  --------------   ---------------     --------
To Call*:

HE:  A-1A NAS      $   30,000,000      Fixed NAS          Aaa / AAA            2.07            5/01
HE:  A-1B ARM         245,000,000      ARM                Aaa / AAA            2.63            5/06
HE:  A-1              330,000,000(1)   Floater PT         Aaa / AAA            2.74            5/06
HE:  A-2              135,150,000      Fixed SEQ          Aaa / AAA            0.95            8/00
HE:  A-3               48,330,000      Fixed SEQ          Aaa / AAA            2.00            4/01
HE:  A-4              146,520,000      Fixed SEQ          Aaa / AAA            4.61            5/06
HE   A-5 IO            82,500,000(2)   IO                 Aaa / AAA            2.02           12/00
HE:  M-1               66,000,000      Fixed Mezzanine    Aa2 / AA             5.06            5/06
HE:  M-2               55,000,000      Fixed Mezzanine    A2  / A+             5.04            5/06
HE BALANCE         $1,056,000,000
                   --------------

To Maturity:

HE: A - 1B ARM     $  245,000,000      ARM                Aaa / AAA            2.82            7/14
HE: A - 1             330,000,000(1)   Floater PT         Aaa / AAA            2.97            2/14
HE: A - 4             146,520,000      Fixed SEQ          Aaa / AAA            5.09           12/13
HE: M - 1              66,000,000      Fixed Mezzanine    Aa2 / AA             5.59            6/12
HE: M - 2              55,000,000      Fixed Mezzanine    A2  / A+             5.51            5/11


                                                            Ratings       WAL at 100% of     Expected
                       Amount           Tranche Type    (Moody's/Fitch)  Prepay. Model(3)    Maturity
                   --------------      ---------------  --------------   ---------------     --------
To Call*:
HI:  A-1           $  113,500,000      Fixed SEQ          Aaa / AAA            0.95           12/00
HI:  A-2               40,860,000      Fixed SEQ          Aaa / AAA            2.50           12/01
HI:  A-3               40,640,000      Fixed SEQ          Aaa / AAA            4.15            7/04
HI:  M-1               17,500,000      Fixed Mezzanine    Aa2 / AA             6.62            5/06
HI:  M-2               12,500,000      Fixed Mezzanine    A2  / A              7.44            5/06
HI:  B-1               12,500,000      Subordinate        Baa2/ BBB            3.97            1/04
HI BALANCE         $  237,500,000
                   --------------

To Maturity:
HI:  M-1               17,500,000      Fixed Mezzanine    Aa2 / AA             6.68           12/06
HI:  M-2               12,500,000      Fixed Mezzanine    A2  / A              10.43          11/13
HI:  B-1               12,500,000      Subordinate        Baa2/ BBB            3.97           01/04


OTHER CERTIFICATES:  The Class HI: B-2 Certificates of $12,500,000 and
                     Class HE: B Certificates of $44,000,000 are not offered hereby. They will initially be retained by the Seller or an affiliate thereof.


* Run to 10% Call
-----------------

(1)  Interest will be based on a swap agreement.

(2) Interest will accrue at 6.75% on a notional principal amount which will equal $82,500,000 (or the Class HE: A Principal Balance for such Payment Date, if less) for the first 24 Payment Dates, and will thereafter equal zero. The Class HE: A-5 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.

(3) The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption (or "100% of Prepayment Model"). The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 1.09% (precisely 12/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 24%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

CUT-OFF DATE:       Sub-Pool HI: October 31, 1998 (or the date of origination, if later) Sub-Pool HE: September 30, 1998 (or the date of origination, if later), in each case for contracts other than Subsequent Contracts. For each Subsequent Contract, the date of purchase by the Trust.




EXPECTED PRICING:   Monday, November 16, 1998 or Tuesday, November 17, 1998.


EXPECTED
SETTLEMENT:         December 7, 1998 (the actual date of closing, the "Closing
                    Date").


PAYMENT DATE:       The 15th day of each month (or if such 15th day is not a
                    business day, the next succeeding business day) commencing on January 15, 1999.

CROSS
COLLATERALIZATION:  On each Payment Date the Amount Available for each Sub-Pool remaining after making distributions in respect of the related Certificates will generally be available to make distributions in respect to the Certificates related to the other Sub-Pool.

ERISA:              The Class HE: A (excluding the Class HE: A-1) and Class HI:
                    A Certificates are ERISA eligible. Other classes may not be ERISA eligible.

TAX STATUS--
REMIC: The Trust will contain two segregated asset pools with respect to which elections will be made to treat each as a separate "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes.

TAX STATUS--
GRANTOR TRUST:      The Class HE: A-1 Certificates will represent individual
                    ownership interests in a grantor trust consisting of (1) the Class HE: A-1 Underlying REMIC Certificates issued by the
                    Trust (which are not offered hereby) and (2) a swap agreement between the Trust and Credit Suisse Financial
                    Products (the "Swap Counterparty") pursuant to which agreement (the "Swap Agreement") the Swap Counterparty will be entitled to receive the fixed rate of interest paid to the grantor trust in respect of the Class HE: A-1 Underlying
                    REMIC Certificates and will be obligated to pay to the grantor trust interest based on one-month LIBOR plus [ %] for the Class HE: A-1 Certificates for a period of 15 years from the Closing Date and subject to a maximum rate of 14%.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

OPTIONAL
REDEMPTION:         10% optional clean-up call.


ADDITIONAL
COLLATERAL:         The data set forth below with respect to each Sub-Pool is
                    based solely on the contracts identified for inclusion in each Sub-Pool as of the related Cut-off Date ("Original Home
                    Improvement Contracts" and "Original Home Equity
                    Contracts"). Certain additional contracts will be identified for inclusion in each Sub-Pool prior to the Closing Date
                    ("Additional Home Improvement Contracts" and "Additional
                    Home Equity Contracts"). During a limited period following the Closing Date, the Trust Fund will purchase subsequent contracts ("Subsequent Home Improvement Contracts" and
                    "Subsequent Home Equity Contracts" and, collectively,
                    "Subsequent Contracts"). It is expected that the Additional and Subsequent Contracts will have characteristics that are substantially similar to the related group of original contracts.

                HOME EQUITY CERTIFICATE STRUCTURE


CREDIT
ENHANCEMENT:        Class HE: A:   19.0% subordination (Class HE: M-1, HE: M-2,
                                   4.0% Reserve Account and Class HE: B) &
                                   Residual (Class HE: C)


                    Class HE: M-1: 13.0% subordination (Class HE: M-2, Reserve
                                   Account and Class HE: B) & Residual
                                   (Class HE: C)

                    Class HE: M-2: 8.0% subordination (Reserve Account and
                                   Class HE: B) & Residual (Class HE: C)

DISTRIBUTIONS:      Sub-Pool HE includes adjustable-rate closed-end home equity loans subject to interest rate adjustments after an initial period of up to 36 months (the "Adjustable Rate Home Equity
                    Contracts"; all Home Equity Contracts other than the Adjustable Rate Home Equity Contracts are referred to herein as the "Fixed Rate Home Equity Contracts"). The Fixed Rate
                    Home Equity Contracts consist of Group I Home Equity
                    Contracts and Group II Home Equity Contracts. Each Group I
                    Home Equity Contract, together with any other loan having a prior mortgage, has an original principal balance of no more than $227,150. Group II Contracts are all Fixed Rate Home
                    Equity Contracts designated as Group II Contracts (without regard to whether or not they conform to such balance limitation).

                    The Sub-Pool HE Amount Available will generally consist of payments made on or in respect of the Home Equity Contracts comprising Sub-Pool HE, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Sub-Pool HE Monthly Servicing Fee with respect to the Home Equity Contracts, to Green Tree as the Sub-Pool HE Guaranty Fee and to the Class HE: C Certificateholder.

                    Class HE: A Certificates are senior to the Class HE: M and Class HE: B Certificates. Class HE: M Certificates are senior to the Class HE: B Certificates.

PRE-FUNDING
FEATURE: On the Closing Date, a portion of the proceeds from the sale of the Sub-Pool HE Certificates (the "Sub-Pool HE Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HE Pre-Funding Account") and used by the Trust to purchase Subsequent Home Equity Contracts during the Pre-Funding Period. The Sub-Pool HE Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HE Pre-Funding Account following the Pre-Funding Period will be (i) paid in respect of the Class HE: A-1 Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts that are Fixed Rate Group I Home Equity Contracts, (ii) paid in respect of the Class HE: A-2 Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts that are Fixed Rate Group II Home Equity Contracts and (iii) paid in respect of the Class


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                    HE: A-1B ARM Certificates in the case of amounts which had been allocated to fund the purchase of Subsequent Home Equity Contracts which are Adjustable Rate Home Equity Contracts.


LOSSES ON
LIQUIDATED
HE CONTRACTS:       If Net Liquidation Proceeds from Liquidated Contracts in the respective collection period are less than the Scheduled
                    Principal Balance of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HE: C Certificateholder, then the Sub-Pool HE
                    Guaranty Fee otherwise payable to the Company, then the Sub-Pool HE Monthly Servicing Fee otherwise payable to the
                    Servicer (as long as Green Tree is the Servicer), then the Class HE: B Certificateholders, then the Reserve Fund, then the Class HE: M-2 Certificateholders and then the Class HE:
                    M-1 Certificateholders. On the Closing Date approximately
                    $44,000,000 will be deposited in a Reserve Account pursuant to a loan to the Trust funded on the Closing Date by one or more third-party lenders (the "Reserve Account Lenders").
                    Amounts will be withdrawn from the Reserve Account for payment of principal of the Class HE: A Certificates and the Class HE: M Certificates to the extent that Liquidation
                    Losses on the Home Equity Contracts exceed the level of support provided by the Class HE: B Certificates.


INTEREST
(Class HE: A,
M-1, M-2):          Interest will be distributable first to each Class of Class
                    HE: A Certificates concurrently, then to the Class HE: M-1
                    Certificates and then to the Class HE: M-2 Certificates.

                    Interest will be paid concurrently on each Class of Class
                    HE: A Certificates at the related Pass-Through Rate on the then outstanding related Class Principal Balance (in the case of Class HE: A Certificates other than the Class HE:
                    A-5 IO Certificates). Interest will be calculated on the Class HE: A-5 IO Certificates on the basis of a "Notional Principal Amount" equal to the lesser of (a) the principal balance of the Class HE: A Certificates and (b) $82,500,000 (reference to the Notional Principal Amount is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal). The Class HE: A-5 IO Certificates are entitled to receive interest payments only through the Payment Date in December 2000. Interest will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid, in each case, to but excluding the following Payment Date.

                    The Class HE: A-1 Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class HE: A-1 Certificates will be floating and equal one-month LIBOR plus a fixed margin (the "Class A-1 Pass-Through Margin") until the Distribution Date in December 2013 but in no event will exceed 14%. The Pass-Through Rate after that date will equal that on the Class HE: A-1 Underlying REMIC Certificates which will be calculated on a 30/360 basis. On the Payment Date on which the principal balance of the Home Equity Contracts and the Home Improvement Contracts is less than 10% of the Principal Balance as of the Cut-off Date, the Pass-Through Rate on the Class HE: A-1 Certificates will increase by 0.25% and the Class HE: A-1 Underlying REMIC Certificates will increase by an equivalent amount (after adjusting for interest calculation basis) and will remain at that rate thereafter.

                    The Class HE: A-1 Underlying REMIC Certificates, which are not offered hereby, will bear interest (payable to the Swap Counterparty) at a rate to be determined, which may be variable.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                    The Class HE: A-1B ARM Certificates will bear interest at a variable Pass-Through Rate calculated on an actual/360 basis. The Pass-Through Rate for the Class HE: A-1B ARM Certificates will be floating and will equal the lesser of:

                    i.    one-month LIBOR plus the Class A-1B ARM
                          Pass-Through Margin;

                    ii.   the Available Funds Pass-Through Rate;
                          or

                    iii.  14.00%.


                    The Class A-1B ARM Pass-Through Margin will equal [___%] per annum through the Payment Date on which the principal balance of the Home Equity Contracts and Home
                    Improvement Contracts is 10% or more of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date, and will increase by 0.25% per annum on the Payment Date on which the principal balance of the Home Equity Contracts and Home Improvement Contracts is less than 10% of the Principal Balance of the Home Equity Contracts and Home Improvement Contracts as of the Cut-off Date. The Available Funds Pass-Through Rate for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Mortgage Rates on the then outstanding Adjustable Rate Contracts. The Expense Adjusted Mortgage Rate on any Adjustable Rate Contract is equal to the then applicable Loan Interest Rate thereon, minus the Expense Fee Rate, which is 0.50% per annum and equal to the sum of the servicing fee and the trustee fee.

                    Interest on the outstanding Class HE: A Principal Balance, Class HE: M-1 Adjusted Principal Balance, Class HE: M-2 Adjusted Principal Balance, as applicable, will accrue from the Closing Date, or from the most recent Payment Date on which interest has been paid to but excluding the following Payment Date. Interest on the Class HE: A-1 Certificates (until December 2013) and the Class HE: A-1B ARM Certificates will accrue on an actual/360 basis. Interest on all other Class HE Certificates will accrue on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                    The Class HE: M-1 Adjusted Principal Balance is the Class
                    HE: M-1 Principal Balance less any Class HE: M-1 Liquidation Loss Principal Amount. The Class HE: M-1 Principal Balance is the Original Class HE: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HE: M-1 Certificates.

                    The Class HE: M-2 Adjusted Principal Balance is the Class
                    HE: M-2 Principal Balance less any Class HE: M-2 Liquidation Loss Principal Amount. The Class HE: M-2 Principal
                    Balance is the Original Class HE: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HE: M-2 Certificates.

                    After the payment of all interest distributable to Class HE: A, Class HE: M-1 and Class HE: M-2 Certificateholders, interest accrued on the loan used to fund the Reserve Account in excess of investment earnings on the Reserve Account will be distributed to the Reserve Account Lenders.


CLASS HE: A
PRINCIPAL:          The remaining Amount Available shall be distributed as
                    principal as follows: The Class HE: A-1A NAS
                    Certificateholders and the Class HE: A-1B ARM
                    Certificateholders will be entitled to receive an amount equal to the Class HE: A-1A NAS Percentage and the Class HE: A-1B ARM Percentage, respectively, of the
                    Sub-Pool HE ARM Formula Principal Distribution Amount.
                    The Class HE: A-1 Certificateholders will be entitled to receive an amount equal to the Class HE: A-1 Portion of the Sub-Pool HE Group I Formula Principal
                    Distribution Amount. The Class A Portion of the
                    Sub-Pool HE Group II Formula Principal Distribution
                    Amount will be distributed first to the Class HE: A-2
                    Certificateholders until the Class HE: A-2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                    Principal Balance has been reduced to zero, then to the Class HE: A-3 Certificateholders until the Class HE:
                    A-3 Principal Balance has been reduced to zero, then the Class HE: A-4 Certificateholders until the Class
                    HE: A-4 Principal Balance has been reduced to zero.

                    The "Sub-Pool HE Group I Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Group I Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Group I Home Equity Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Group I Home Equity Contracts, (iv) the scheduled principal balance of each Group I Home Equity Contract that became a liquidated contract during such related Due Period, (v) any amount described in clauses
                    (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HE: B Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HE: B Guaranty Payment and corresponding reduction in the Class HE: B Principal Balance, and (vi) on any Payment Date on or after the Payment Date on which the Class HE: A-2, A-3, and A-4 Certificates have been paid in full, the Class HE: A Portion of the Sub-Pool HE: Group II Formula Principal Distribution Amount less the amount, if any, distributed in payment of the Class HE: A-2, A-3 and A-4 Certificates on such Payment Date.

                    The "Sub-Pool HE Group II Formula Principal
                    Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Group II Home Equity Contract during the related Due Period, (ii) the Scheduled Balance of each Group II Home Equity Contract which, during the related Due Period, was repurchased by the Company,
                    (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Group II Home Equity Contracts,
                    (iv) the scheduled principal balance of each Group II Home Equity Contract that became a liquidated contract during such related Due Period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class
                    HE: B Principal Balance has been reduced to zero, or
                    (b) such amount was not covered by a Class HE: B Guaranty Payment and corresponding reduction in ithe Class HE: B Principal Balance, and (vi) on any Payment Date on or after the Payment Date on which the Class
                    HE: A-1 Certificates have been paid in full, the Class
                    HE: A-1 Portion of the Sub-Pool HE: Group I Formula Principal Distribution Amount less the amount, if any, distributed in payment of the Class HE: A-1 Certificates on such Payment Date.

                    The "Sub-Pool HE Formula Principal Distribution Amount" will be equal to the sum of the Sub-Pool HE Group I Formula Principal Distribution Amount and the Sub-Pool HE Group II Formula Principal Distribution Amount.

                    The Class HE: A-1 Portion of the Sub-Pool HE Group I Formula Principal Distribution Amount means 100% prior to the Subordinate Cross-Over Date or if a Subordinate


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                    Principal Distribution Test has not been met. On and after the Subordinate Cross-Over Date (assuming each Subordinate Distribution Test has been met), the Sub-Pool HE Group I Formula Principal Distribution Amount means the Sub-Pool HE Group I Formula Principal Distribution Amount less the Sub-Pool HE Group I's pro rata share of the Class HE: M-1 Formula Principal Distribution Amount, the Class HE: M-2 Formula Principal Distribution Amount and the Class HE: B Formula Principal Distribution Amount.

                    The Class HE: A Portion of the Sub-Pool HE Group II Formula Principal Distribution Amount means 100% prior to the Subordinate Cross-Over Date or if a Subordinate Principal Distribution Test has not been met. On and after the Subordinate Cross-Over Date (assuming each Subordinate Distribution Test has been met), the Sub-Pool HE Group II Formula Principal Distribution Amount means the Sub-Pool HE Group II Formula Principal Distribution Amount less the Sub-Pool HE Group II's pro rata share of the Class HE: M-1 Formula Principal Distribution Amount, the Class HE: M-2 Formula Principal Distribution Amount and the Class HE: B Formula Principal Distribution Amount.

                    The "Sub-Pool HE: ARM Formula Principal Distribution Amount" on or before the Payment Date on which the Class HE: A-1A NAS and Class HE: A-1B ARM Certificates have been paid in full will generally be equal to the lesser of (A) the sum of (i) the Class HE: A-1A ARM Principal Balance and (ii) the Class HE: A-1B ARM Principal Balance or (B) the sum of the following: (i) all scheduled payments of principal due on each outstanding Adjustable Rate Contract during the related Due Period; (ii) all partial principal prepayments and principal prepayments in full received on each Adjustable Rate Contract during the related Due Period;
                    (iii) the scheduled principal balance of each Adjustable Rate Contract that became a liquidated contract during the related Due Period; (iv) the scheduled principal balance of each Adjustable Rate Contract repurchased by the Company during the related Due Period; and (v) on any Payment Date which is on or after the Payment Date on which the Class HE: A-1, A-2, A-3 and A-4 Certificates have been paid in full, (a) the sum of the Sub-Pool HE Group I Formula Principal Distribution Amount and the Sub-Pool HE Group II Formula Principal Distribution Amount less (b) the amount, if any, distributed in payment of principal on the Class HE: A-1, A-2, A-3 and A-4 Certificates on such Payment Date.

                    The Class HE: A-1A NAS Percentage for any Payment Date will be (i) 0% prior to the Payment Date in September 2000 (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), (ii) 90% on the Payment Date in September 2000 and each Payment Date thereafter (unless the Class HE: A-1B ARM Principal Balance has been reduced to zero), and (iii) on and after any Payment Date on which the Class HE: A-1B ARM Principal Balance has been reduced to zero (until the Class HE:
                    A-1A NAS Principal Balance has been reduced to zero), 100%. The Class HE: A-1B ARM Percentage for any Payment Date will equal 100% minus the Class HE: A-1A NAS Percentage.

                    The Class HE: A-5 IO Certificates are interest-only Certificates and are not entitled to receive distributions of principal.


CLASS HE: M-1
PRINCIPAL:          Class HE: M-1 Certificateholders will be entitled to
                    receive, as payments of principal, the Class HE: M-1
                    Formula Principal Distribution Amount, until the Class
                    HE: M-1 Principal Balance has been reduced to zero.

                    The Class HE: M-1 Formula Principal Distribution Amount will equal, on any Payment Date on which each Class HE:
                    Subordinate Principal Distribution Test is satisfied and if such Payment Date is after the Class HE:
                    Subordinate Cross-over Date, the excess of (a) the sum of the Class HE: B Adjusted Principal Balance, any amount on deposit in the Reserve Account, the Class HE:
                    M-2 Adjusted Principal Balance and the Class HE: M-1 Adjusted Principal Balance over (b) the product of 38% and the Pool Scheduled Principal Balance of Sub-Pool HE as of the such Payment Date; or on any date after the Class A-4 Cross-over Date, the Sub-Pool HE Formula Principal Distribution Amount less the sum of the Class
                    HE: M-2 Formula Principal Distribution Amount and the
                    HE: B Formula Principal Distribution Amount.


                    The Class HE Subordinate Principal Distribution Tests are as follows:



                    (i)  the Sub-Pool HE Average Sixty-Day
                         Delinquency Ratio with respect to

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                         Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 10%;

                    (ii) the Sub-Pool HE Average Thirty-Day
                         Delinquency Ratio with respect to
                         Sub-Pool HE as of the given Payment Date and the prior two Payment Dates must not exceed 12%;

                   (iii) the Sub-Pool HE Cumulative Realized
                         Losses with respect to Sub-Pool HE as of the given Payment Date must not exceed
                         7.5%;

                    (iv) the Sub-Pool HE Current Realized Loss
                         Ratio with respect to Sub-Pool HE as of
                         the given Payment Date must not exceed
                         2.0%; and

                    (v)  the sum of the Class HE: B Principal
                         Balance and the amounts on deposit in
                         the Reserve Account divided by the Pool
                         Scheduled Principal Balance of Sub-Pool
                         HE as of the immediately preceding
                         Payment Date must be equal to or greater than 16%.

                    The Class HE: Subordinate Cross-over Date is the earlier of (a) the date on which both the Class HE: A-4 Certificates and the Class HE: A-1 Certificates have been paid in full and (b) the first Payment Date on or after the Payment Date occurring in January 2002.

CLASS HE: M-2
PRINCIPAL:          The Class HE: M-2 Certificateholders will be entitled
                    to receive, as payments of principal, the Class HE: M-2
                    Formula Principal Distribution Amount, until the Class
                    HE: M-2 Principal Balance has been reduced to zero.

                    The Class HE: M-2 Formula Principal Distribution Amount will equal, on any Payment Date on which each Class HE:
                    Subordinate Principal Distribution Test is satisfied and if such Payment Date is after the Class HE:
                    Subordinate Cross-over Date, the excess of (a) the sum of the Class HE: B Adjusted Principal Balance, any amount on deposit in the Reserve Account and the Class
                    HE: M-2 Adjusted Principal Balance over (b) the product of 26% and the Pool Scheduled Principal Balance of Sub-Pool HE as of such Payment Date; or on any date after the Class M-1 Cross-over Date, the Sub-Pool HE Formula Principal Distribution Amount less the Class
                    HE: B Formula Principal Distribution Amount.

LIQUIDATION LOSS
INTEREST:           Liquidation Loss Interest will be distributable first
                    to the Class HE: M-1 Certificates and then to the Class
                    HE: M-2 Certificates. Interest on the outstanding Class
                    HE: M-1 Liquidation Loss Principal Amount and Class HE:
                    M-2 Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss Amount was realized to but excluding the following Payment Date.

CLASS HE: B
INTEREST:           After payment of all interest and principal due on the
                    Class HE: A, Class HE: M-1, Class HE: M-2 Certificates and Reserve Account Fee, interest will be paid to the Class HE: B Certificateholders in an amount equal to the product of (a) the Class HE: B Pass-Through Rate and (b) the then outstanding Class HE: B Principal
                    Balance (less the Class HE: B Liquidation Loss
                    Principal Amount, if any). The Class HE: B Limited
                    Guaranty will be available to pay interest to the Class
                    HE: B Certificateholders if the Class HE: B Remaining
                    Amount Available is not sufficient. Interest will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date. Interest will be computed on a 30/360 basis. Interest shortfalls will be carried forward, and will bear interest at the Class HE: B
                    Pass-Through Rate, to the extent legally permissible.

CLASS HE: B
PRINCIPAL:          Except as described below, the Class HE: B
                    Certificateholders will not receive principal payments until the Reserve Account balance has been reduced to zero. At that time, if each Class HE: Subordinate
                    Principal Distribution Test is satisfied (unless the
                    Class HE: A and Class HE: M Principal Balances have been reduced to zero), to the extent of the amount available after payment of the Class HE: A, the Class
                    HE: M-1 and the Class HE: M-2 Distribution Amounts and any amounts


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]
                    actually paid under the Class HE: B Limited
                    Guaranty, the Class HE: B Certificateholders will be entitled to receive, as payments of principal, the Class HE: B Formula Principal Distribution Amount, until the Class HE: B Principal Balance has been reduced to zero. The Class HE: B Formula Principal Distribution Amount will equal (a) on any Payment Date as of which the Class HE: A and Class HE: M Principal Balances have not been to reduced to zero, the lesser of (i) the excess of the Class HE: B Adjusted Principal Balance over $5,500,000 and (ii) the excess of the Class HE: B Adjusted Principal Balance over the product of 16% and the Pool Scheduled Principal Balance of Sub Pool HE, and (b) on any other Payment Date, the Sub-Pool HE Formula Principal Distribution Amount. The Class HE: B Adjusted Principal Balance, as of any Payment Date, is the Class HE: B Principal Balance as of that Payment Date minus any Class HE: B Liquidation Loss Principal Amount as of the prior Payment Date.

                    On each Payment Date, the Class HE: B
                    Certificateholders will also be entitled to receive, pursuant to the Class HE: B Limited Guaranty, the Class
                    HE: B Liquidation Loss Principal Amount until the Class
                    HE: B Principal Balance has been reduced to zero.


CLASS HE: B
LIMITED GUARANTY:   The Class HE: B Limited Guaranty will be available to
                    pay the Class HE: B Liquidation Loss Principal Amount and the Class HE: B Distribution Amount. The Class HE:
                    B Limited Guaranty will be an unsecured general obligation of the Company.


CLASS HE: A-1B
INTEREST
CARRYOVER:          If on any Distribution Date, the Class HE: A-1B ARM
                    Pass-Through Rate is based on the Available Funds
                    Pass-Through Rate, holders of such Certificates will be entitled to receive the Available Funds Interest
                    Limitation Amount to the extent funds are available.
                    The "Available Funds Interest Limitation Amount" is the excess of (i) the amount of interest the Class HE: A-1B
                    ARM Certificateholders would be entitled to receive on such Distribution Date had interest been calculated based on one-month LIBOR plus the Pass-Through Margin
                    (but in no event exceeding 14%) over (ii) the amount of interest such Class will receive on such Distribution
                    Date at the Available Funds Pass-Through Rate, together with the unpaid portion of any such excess from prior
                    Distribution Dates (and interest accrued thereon at the then applicable Class HE: A-1B ARM Pass-Through Rate, without giving effect to the Available Funds
                    Pass-Through Rate, but in no event exceeding 14%). The ratings assigned to the Offered Certificates do not address the likelihood of the payment of any Interest
                    Carryover Amount.


                 HOME IMPROVEMENT CERTIFICATE STRUCTURE



CREDIT ENHANCEMENT: Class HI: A:   22% subordination (Class HI: M-1, HI: M-2,
                                   HI: B-1 and HI: B-2) & Residual (Class HI: C)

                    Class HI: M-1: 15% subordination (Class HI: M-2, HI: B-1
                                   and HI: B-2) & Residual (Class HI: C)

                    Class HI: M-2: 10% subordination (Class HI: B-1 and HI: B-2)
                                   & Residual (Class HI: C)

                    Class HI: B-1: 5% subordination (Class HI: B-2) & Residual
                                   (Class HI: C)

                    Class HI: B-2: Limited Guaranty & Residual (Class HI: C)

DISTRIBUTIONS:      The Sub-Pool HI Amount Available will generally consist of payments made on or



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]
                    in respect of the Home Improvement Contracts comprising Sub-Pool HI, and will include amounts otherwise payable to the Servicer (as long as Green Tree is the Servicer) as the Monthly Servicing Fee with respect to the Home Improvement Contracts, to Green Tree as the Sub-Pool HI Guaranty Fee, and to the Class HI: C Certificateholder.

                    Class HI: A Certificates are senior to Class HI: M and Class
                    HI: B Certificates. Class HI: M Certificates are senior to the Class HI: B Certificates.

LOSSES ON
LIQUIDATED
HI CONTRACTS:       If Net Liquidation Proceeds from Liquidated Contracts in the respective collection period are less than the Scheduled
                    Principal Balances of such Liquidated Contracts plus accrued and unpaid interest thereon, the deficiency will be absorbed by the Class HI: C Certificateholder, then the Sub-Pool HI
                    Guaranty Fee otherwise payable to the Company, then the Monthly Servicing Fee otherwise payable to the Servicer (as long as Green Tree is the Servicer), then the Class HI: B-2
                    Certificateholders, then the Class HI: B-1
                    Certificateholders, then the Class HI: M-2
                    Certificateholders and then the Class HI: M-1
                    Certificateholders.


PRE-FUNDING
FEATURE: On the Closing Date, a portion of the proceeds from the sale of the Sub-Pool HI Certificates (the "Sub-Pool HI Pre-Funded Amount") will be deposited with the Trustee in a segregated account (the "Sub-Pool HI Pre-Funding Account") and used by the Trust to purchase Subsequent Home Improvement Contracts during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period"). The Sub-Pool HI Pre-Funded Amount will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Sub-Pool HI Pre-Funding Account following the Pre-Funding Period will be distributed to the Class HI: A Certificateholders.

INTEREST
(Class HI: A, M-1,
M-2, B-1):          Interest will be distributable first to the Class HI: A
                    Certificates, then to the Class HI: M-1 Certificates, then to the Class HI: M-2 Certificates and then to the Class HI:
                    B-1 Certificates. Interest on the outstanding Class HI: A
                    Principal Balance, Class HI: M-1 Adjusted Principal Balance,
                    Class HI: M-2 Adjusted Principal Balance and Class HI: B-1
                    Adjusted Principal Balance, as applicable, will initially accrue from the Closing Date and thereafter will accrue from the most recent Payment Date on which interest has been paid to, in each case, but excluding the following Payment Date.
                    Interest on all Sub-Pool HI Certificates will accrue on a 30/360 basis.

                    Interest shortfalls will be carried forward, and will bear interest at the applicable Pass-Through Rate, to the extent legally permissible.

                    The Class HI: M-1 Adjusted Principal Balance is the Class
                    HI: M-1 Principal Balance less any Class HI: M-1 Liquidation Loss Principal Amount. The Class HI: M-1 Principal Balance is the Original Class HI: M-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI: M-1 Certificates.

                    The Class HI: M-2 Adjusted Principal Balance is the Class
                    HI: M-2 Principal Balance less any Class HI: M-2 Liquidation Loss Principal Amount. The Class HI: M-2 Principal Balance is the Original Class HI: M-2 Principal Balance less all amounts previously distributed on account of principal of the Class HI: M-2 Certificates.

                    The Class HI: B-1 Adjusted Principal Balance is the Class
                    HI: B-1 Principal Balance less any Class HI: B-1 Liquidation Loss Principal Amount. The Class HI: B-1 Principal Balance is the Original Class HI: B-1 Principal Balance less all amounts previously distributed on account of principal of the Class HI: B-1 Certificates.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

PRINCIPAL
(Class HI: A, M-1,
M-2, B-1):          After the payment of all interest distributable to Class HI:
                    A, Class HI: M-1, Class HI: M-2 and Class HI: B-1
                    Certificateholders, principal will be distributed in the following manner.

CLASS HI: A
PRINCIPAL:          The Class HI: A Certificateholders will be entitled to
                    receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI
                    Formula Principal Distribution Amount, until the Class HI:
                    A-1 Principal Balance has been reduced to zero.

                    The "Sub-Pool HI Senior Percentage" will equal 100% if either of the following exist:

                    i)   the Payment Date is prior to January
                         2002 (month 37); or

                    ii)  any Class HI: B Principal Distribution
                         Test (see below) is not satisfied.

                    Otherwise, the Sub-Pool HI Senior Percentage will equal a fraction, the numerator of which is the sum of the Class HI:
                    A Principal Balance and the Class HI: M Principal Balance for a given Payment Date, and the denominator of which is the Scheduled Principal Balance of Sub-Pool HI for the immediately preceding Payment Date.

                    The "Sub-Pool HI Formula Principal Distribution Amount" will generally be equal to (A) the sum of (i) all scheduled payments of principal due on each outstanding Home Improvement Contract during the related Due Period, (ii) the Scheduled Balance of each Home Improvement Contract which, during the related Due Period, was repurchased by the Company, (iii) all partial principal prepayments applied and all principal prepayments in full received during such Due Period in respect of Home Improvement Contracts, (iv) the scheduled principal balance of each Home Improvement Contract that became a liquidated contract during such related Due Period and (v) any amount described in clauses
                    (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available if (a) the Payment Date occurs on or after the Payment Date on which the Class HI: B-2 Principal Balance has been reduced to zero, or (b) such amount was not covered by a Class HI:
                    B-2 Guaranty Payment and corresponding reduction in the Class HI: B-2 Principal Balance.

CLASS HI: M-1
PRINCIPAL:          Class HI: M-1 Certificateholders will not receive principal payments until the Class HI: A Principal Balance has been reduced to zero. At that time the Class HI: M-1
                    Certificateholders will be entitled to receive the Sub-Pool
                    HI Senior Percentage of the Sub-Pool HI Formula Principal
                    Distribution Amount, until the Class HI: M-1 Principal
                    Balance has been reduced to zero.

CLASS HI: M-2
PRINCIPAL:          Class HI: M-2 Certificateholders will not receive principal payments until the Class HI: A and Class HI: M-1 Principal
                    Balances have been reduced to zero. At that time the Class
                    HI: M-2 Certificateholders will be entitled to receive the Sub-Pool HI Senior Percentage of the Sub-Pool HI Formula
                    Principal Distribution Amount, until the Class HI: M-2
                    Principal Balance has been reduced to zero.

CLASS HI: B-1
PRINCIPAL:          The Class HI: B-1 Certificateholders will not receive
                    principal payments until (i) the Class HI: B Cross-over Date and (ii) such time as either (a) each Class HI: B Principal
                    Distribution Test is satisfied or (b) the Class HI: A
                    Principal Balance and the Class HI: M Principal Balance have each been reduced to zero. At that time, to the extent of the amount available after payment of all interest distributable to Class HI: A, Class HI: M-1, Class HI: M-2 and Class HI: B-1 Certificateholders, and all principal distributable to Class HI: A, Class HI: M-1, and Class HI:
                    M-2 Certificateholders, Class HI: B-1 Certificateholders will receive the lesser of (i) the Class HI: B Percentage of the Sub-Pool HI Formula Principal Distribution Amount and
                    (ii) the excess of (a) the sum of (x) HI: B-1 Principal
                    Balance and (y) HI: B-2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                    Principal Balance over (b) $1,250,000, until the Class HI:
                    B-1 Principal Balance has been reduced to zero.

                    The Class HI: B Percentage will be equal to 100% minus the Sub-Pool HI Senior Percentage. The Class HI: B Percentage after the Class HI: A and Class HI: M Principal Balances have been reduced to zero will be equal to 100%.

CLASS HI: B
PRINCIPAL
DISTRIBUTION TESTS: (i)  the average of the Sub-Pool HI Sixty-Day
                         Delinquency Ratio as of the given
                         Payment Date and the prior two Payment
                         Dates must not exceed 2.5%;

                    (ii) the average of the Sub-Pool HI
                         Thirty-Day Delinquency Ratio as of the
                         given Payment Date and the prior two
                         Payment Dates must not exceed 5%;

                   (iii) the Sub-Pool HI Cumulative Realized
                         Losses as of the given Payment Date must not exceed 10%;

                    (iv) the Sub-Pool HI Current Realized Loss
                         Ratio as of the given Payment Date must
                         not exceed 2.5%; and

                    (v)  the Class HI: B Principal Balance
                         divided by the Pool Scheduled Principal
                         Balance of Sub-Pool HI as of the
                         immediately preceding Payment Date must
                         be equal to or greater than 20%.

LIQUIDATION
LOSS INTEREST:      Liquidation Loss Interest will be distributable first to the
                    Class HI: M-1 Certificates, then to the Class HI: M-2
                    Certificates and then to the Class HI: B-1 Certificates.
                    Interest on the outstanding Class HI: M-1 Liquidation Loss
                    Principal Amount, Class HI: M-2 Liquidation Loss Principal
                    Amount and Class HI: B-1 Liquidation Loss Principal Amount, as applicable, will accrue from the Payment Date on which a Liquidation Loss Principal Amount was incurred for that Class to but excluding the following Payment Date.






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                              HOME EQUITY CONTRACTS

     The Home Equity Contracts comprising Sub-Pool HE consist of both fixed rate and adjustable rate closed-end home equity contracts. The adjustable rate closed-end home equity contracts are subject to interest rate adjustments after an initial six month, twenty-four month, or thirty-six month period (the "Adjustable Rate Home Equity Contracts"). All Home Equity Contracts which are not Adjustable Rate Contracts are referred to herein as "Fixed Rate Home Equity Contracts." The obligations of the Obligor under each Home Equity Contract are secured by the related real estate.

     The information concerning the Initial Home Equity Contracts presented below is based on a pool originated through September 30, 1998. Green Tree intends to acquire and sell Additional Home Equity Contracts to the Trust on the Closing Date and Subsequent Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Equity Contracts will differ from the characteristics of the Initial Home Equity Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Equity Contracts sold to the Trust will vary materially from those of the Initial Home Equity Contracts herein.



                INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS

         Number of Contracts:                                    2,262
         Wgt. Avg. Contract Rate:                              11.118%
         Range of Rates:                              7.000% - 18.200%
         Wgt. Avg. Orig. Maturity:                              257.96
         Wgt. Avg. Rem. Maturity:                               257.50
         Avg. Rem. Princ. Balance:                          $62,226.82
         Wgt. Avg. CLTV:                                        88.11%



                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS

                              % of Group I                           % of Group I
                              Contracts by                           Contracts by
                 Number of     Number of     Aggregate Principal      Outstanding
State            Contracts     Contracts     Balance Outstanding   Principal Balance
-----            ---------     ---------       ---------------     -----------------
  CA                 140          6.19%        $ 10,839,400.30           7.70%
  IL                 138          6.10%           8,905,600.68           6.33%
  OH                 155          6.85%           8,750,260.10           6.22%
  MI                 124          5.48%           7,444,626.33           5.29%
  PA                 110          4.86%           7,121,358.00           5.06%
Other*             1,595         70.51%          97,695,821.12          69.41%
                   -----        ------         ---------------         ------
   Total(1)        2,262        100.00%        $140,757,066.53         100.00%
                   =====        ======         ===============         ======

---------------
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Group I Home Equity Contracts Outstanding Principal Balance.

(1)  Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

    YEAR OF ORIGINATION OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS



                                                          % of Group I Contracts
                         Number of   Aggregate Principal      by Outstanding
Year of Origination      Contracts   Balance Outstanding     Principal Balance
-------------------      ---------   -------------------     -----------------
     1987                     1            $14,054.92              0.01%
     1996                     2             31,379.19              0.02%
     1997                    26            824,574.64              0.59%
     1998                 2,233        139,887,057.78             99.38%
                          -----        --------------             ------
   Total (1)
                          2,262        $140,757,066.53            100.00%
                          =====        ===============            =======


(1) Percentages do not add to 100% due to rounding.




              INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACT RATES

                                                          % of Group I Contracts
                        Number of     Aggregate Principal     by Outstanding
Contract Rates          Contracts     Balance Outstanding    Principal Balance
--------------          ---------     -------------------    -----------------
 6.001% -   7.000%           1          $     53,200.00           0.04%
 7.001% -   8.000%           8             1,087,636.89           0.77%
 8.001% -   9.000%          61             6,588,861.23           4.68%
 9.001% -   10.000%        279            26,505,510.84          18.83%
10.001% -   11.000%        567            49,508,948.71          35.17%
11.001% -   12.000%        385            23,211,999.50          16.49%
12.001% -   13.000%        432            17,146,823.56          12.18%
13.001% -   14.000%        322            10,338,580.32           7.34%
14.001% -   15.000%        131             4,138,327.86           2.94%
15.001% -   16.000%         45             1,372,339.98           0.97%
16.001% -   17.000%         23               640,792.73           0.46%
Greater Than 17.000%         8               164,044.91           0.12%
                         -----          ---------------         ------

              Total (1)  2,262          $140,757,066.53         100.00%
                         =====          ===============         ======

(1) Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

DISTRIBUTION OF INITIAL FIXED RATE GROUP I HOME EQUITY ORIGINAL CONTRACT AMOUNTS

                                                                % of Group I
                                                                Contracts by
     Original Contract        Number of   Aggregate Principal    Outstanding
     Amount (in Dollars)      Contracts   Balance Outstanding  Principal Balance
     -------------------      ---------   -------------------  -----------------
      0.00 -     10,000.00        24         $    232,246.15        0.16%
 10,000.01 -     20,000.00       310            4,851,803.31        3.45%
 20,000.01 -     30,000.00       311            7,740,238.48        5.50%
 30,000.01 -     40,000.00       237            8,318,822.39        5.91%
 40,000.01 -     50,000.00       200            9,051,240.23        6.43%
 50,000.01 -     60,000.00       219           12,114,869.88        8.61%
 60,000.01 -     70,000.00       199           12,943,512.22        9.20%
 70,000.01 -     80,000.00       163           12,247,894.21        8.70%
 80,000.01 -     90,000.00       118           10,043,556.56        7.14%
 90,000.01 -     100,000.00       84            7,958,331.04        5.65%
100,000.01 -     110,000.00       66            6,970,592.30        4.95%
110,000.01 -     120,000.00       76            8,773,488.07        6.23%
120,000.01 -     130,000.00       56            6,985,040.24        4.96%
130,000.01 -     140,000.00       40            5,389,344.80        3.83%
140,000.01 -     150,000.00       44            6,409,781.96        4.55%
150,000.01 -     160,000.00       25            3,861,594.82        2.74%
160,000.01 -     170,000.00       14            2,287,794.00        1.63%
170,000.01 -     180,000.00       23            3,991,969.45        2.84%
180,000.01 -     190,000.00       12            2,219,652.33        1.58%
190,000.01 -     200,000.00       22            4,333,091.16        3.08%
200,000.01 -     210,000.00        8            1,643,284.29        1.17%
210,000.01 -     220,000.00        9            1,942,718.64        1.38%
220,000.01 -     230,000.00        2              446,200.00        0.32%
                               -----         ---------------      ------

              Total(1)         2,262         $140,757,066.53      100.00%
                               =====         ===============      ======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

     REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE GROUP I HOME EQUITY
                                    CONTRACTS

                                                               % of Group I
                                                               Contracts by
                           Number of     Aggregate Principal    Outstanding
Months Remaining           Contracts    Balance Outstanding  Principal Balance
----------------           ---------    -------------------  -----------------
   31 -     60                19         $    324,744.56            0.23%
   61 -     90                10              215,562.77            0.15%
   91 -     120              138            3,798,261.68            2.70%
  121 -     150               10              413,510.08            0.29%
  151 -     180              686           37,046,906.84           26.32%
  181 -     210                5              216,006.76            0.15%
  211 -     240              715           42,409,122.43           30.13%
  241 -     270                4              195,250.00            0.14%
  271 -     300              315           22,960,657.76           16.31%
  331 -     360              360           33,177,043.65           23.57%
  ---       ---              ---         ---------------           ------

            Total(1)       2,262         $140,757,066.53          100.00%
                           =====         ===============          =======

(1) Percentages do not add to 100% due to rounding.




COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS

                                                                 % of Group I
                                                                  Contracts by
                              Number of   Aggregate Principal     Outstanding
Combined Loan-to-Value Ratio  Contracts   Balance Outstanding  Principal Balance
----------------------------  ---------   -------------------  -----------------
   0.01% - 10.00%                  1       $     39,000.00          0.03%
  10.01% - 20.00%                  6            132,221.69          0.09%
  20.01% - 30.00%                 15            336,911.21          0.24%
  30.01% - 40.00%                 16            393,225.93          0.28%
  40.01% - 50.00%                 37          1,324,531.47          0.94%
  50.01% - 60.00%                 40          1,561,766.32          1.11%
  60.01% - 70.00%                 84          4,300,503.84          3.06%
  70.01% - 80.00%                301         16,536,531.85         11.75%
  80.01% - 90.00%                775         49,637,693.47         35.26%
Greater Than 90.00%              987         66,494,680.75         47.24%
                                 ---       ---------------         ------

              Total(1)         2,262       $140,757,066.53        100.00%
                                                                  =======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

        LIEN POSITION OF INITIAL FIXED RATE GROUP I HOME EQUITY CONTRACTS

                                                        % of Group I Contracts
                  Number of       Aggregate Principal      by Outstanding
Lien              Contracts       Balance Outstanding     Principal Balance
----              ---------       -------------------     -----------------
First                1,477          $120,169,110.27             85.37%
Second                 785            20,587,956.26             14.63%

    Total(1)         2,262         $140,757,066.53             100.00%
                     =====         ===============             ======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

                INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS

              Number of Contracts:                              2,230
              Wgt. Avg. Contract Rate:                         11.179%
              Range of Rates:                         7.550% - 17.700%
              Wgt. Avg. Orig. Maturity:                        255.46
              Wgt. Avg. Rem. Maturity:                         254.93
              Avg. Rem. Princ. Balance:                    $63,118.05
              Wgt. Avg. CLTV:                                   89.03%





                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS



                              % of Group II                            % of Group II
                              Contracts by                             Contracts by
                   Number of   Number of      Aggregate Principal   Outstanding Principal
State              Contracts   Contracts       Balance Outstanding        Balance
-----              ---------   ---------       -------------------        -------
CA                     209       9.37%         $ 20,090,154.67             14.27%
Other*               2,021      90.63%          120,663,091.11             85.73%
                     -----      ------          --------------             -----


       Total(1)      2,230     100.00%         $140,753,245.78            100.00%
                     =====     =======         ===============            ======

---------------
* No one State in this category constitutes more than 5% of the Initial Fixed Rate Home Equity Group II Contracts Outstanding Principal Balance.

(2)  Percentages do not add to 100% due to rounding.


    YEAR OF ORIGINATION OF INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS

                                                             % of Group II
                                                              Contracts by
                         Number of   Aggregate Principal   Outstanding Principal
Year of Origination      Contracts   Balance Outstanding        Balance
-------------------      ---------   -------------------   ---------------------
    1995                      1            $11,814.32             0.01%
    1996                      1             21,750.28             0.02%
    1997                     34          1,095,449.98             0.78%
    1998                  2,194        139,624,231.20            99.20%
                          -----        --------------            ------
    Total (1)
                          2,230      $140,753,245.78            100.00%
                          =====      ===============            =======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

             INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACT RATES

                                                                % of Group II
                                                                Contracts by
                          Number of     Aggregate Principal      Outstanding
Contract Rates            Contracts     Balance Outstanding    Principal Balance
--------------            ---------     -------------------    -----------------
 7.001% -    8.000%            5          $    744,793.98             0.53%
 8.001% -    9.000%           63             8,388,868.96             5.96%
 9.001% -   10.000%          241            25,409,761.24            18.05%
10.001% -   11.000%          503            45,950,704.34            32.65%
11.001% -   12.000%          374            22,910,288.48            16.28%
12.001% -   13.000%          438            17,950,001.52            12.75%
13.001% -   14.000%          365            12,704,850.46             9.03%
14.001% -   15.000%          158             4,499,336.25             3.20%
15.001% -   16.000%           43             1,161,472.70             0.83%
16.001% -   17.000%           30               865,040.33             0.61%
Greater Than 17.000%          10               168,127.52             0.12%
                            ----          ---------------          -------

              Total (1)    2,230          $140,753,245.78          100.00%
                           =====          ===============          =======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

    DISTRIBUTION OF INITIAL FIXED RATE GROUP II HOME EQUITY ORIGINAL CONTRACT
                                    AMOUNTS


                                           Aggregate Principal   % of Group II Contracts
Original Contract             Number of          Balance              by Outstanding
Amount (in Dollars)           Contracts        Outstanding           Principal Balance
-------------------           ---------        -----------           -----------------
      0.01 -  10,000.00            38            377,470.90               0.27%
 10,000.01 -  20,000.00           316          4,899,766.23               3.48%
 20,000.01 -  30,000.00           328          8,286,542.49               5.89%
 30,000.01 -  40,000.00           248          8,800,595.14               6.25%
 40,000.01 -  50,000.00           216          9,723,048.01               6.91%
 50,000.01 -  60,000.00           216         11,842,892.18               8.41%
 60,000.01 -  70,000.00           155         10,090,827.31               7.17%
 70,000.01 -  80,000.00           139         10,448,853.57               7.42%
 80,000.01 -  90,000.00           117          9,920,077.02               7.05%
 90,000.01 -  100,000.00           92          8,756,545.86               6.22%
100,000.01 -  110,000.00           69          7,291,668.56               5.18%
110,000.01 -  120,000.00           53          6,128,109.23               4.35%
120,000.01 -  130,000.00           46          5,749,912.09               4.09%
130,000.01 -  140,000.00           32          4,304,579.90               3.06%
140,000.01 -  150,000.00           25          3,622,313.63               2.57%
150,000.01 -  160,000.00           16          2,849,676.60               1.77%
160,000.01 -  170,000.00           18          2,975,802.14               2.11%
170,000.01 -  180,000.00           13          2,256,083.92               1.60%
180,000.01 -  190,000.00            7          1,302,680.00               0.93%
190,000.01 -  200,000.00           12          2,348,002.29               1.67%
200,000.01 -  210,000.00            7          1,442,550.00               1.02%
210,000.01 -  220,000.00           12          2,581,179.40               1.83%
220,000.01 -  230,000.00            7          1,583,004.49               1.12%
230,000.01 -  240,000.00            8          1,889,409.79               1.34%
240,000.01 -  250,000.00            5          1,196,060.56               0.85%
250,000.01 -  260,000.00            7          1,787,420.34               1.27%
260,000.01 -  270,000.00            4          1,050,321.15               0.75%
270,000.01 -  280,000.00            3            824,750.00               0.59%
280,000.01 -  290,000.00            5          1,434,299.79               1.02%
290,000.01 -  300,000.00            4          1,168,350.00               0.83%
300,000.01 -  310,000.00            1            306,850.00               0.22%
310,000.01 -  320,000.00            2            628,510.00               0.45%
320,000.01 -  330,000.00            3            980,893.19               0.70%
330,000.01 -  340,000.00            1            332,000.00               0.24%
340,000.01 -  350,000.00            1            343,900.00               0.24%
350,000.01 -  360,000.00            1            354,300.00               0.25%
370,000.01 -  380,000.00            1            370,500.00               0.26%
400,000.01 -  410,000.00            1            405,000.00               0.29%
450,000.01 -  460,000.00            1            458,500.00               0.33%
                                -----       ---------------            -------
              Total(1)          2,230       $140,753,245.78             100.00%
                                =====       ===============            =======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

     REMAINING MONTHS TO MATURITY OF INITIAL FIXED RATE GROUP II HOME EQUITY
                                   CONTRACTS


                                                             % of Group II Contracts
                         Number of      Aggregate Principal      by Outstanding
Months Remaining         Contracts      Balance Outstanding     Principal Balance
----------------         ---------      -------------------     -----------------
     31 -     60            13            $    236,436.71            0.17%
     61 -     90            10                 313,815.05            0.22%
     91 -     120          132               3,951,581.56            2.81%
    121 -     150           11                 643,259.73            0.46%
    151 -     180          790              39,309,249.50           27.93%
    181 -     210            6                 150,050.00            0.11%
    211 -     240          688              44,128,882.73           31.35%
    271 -     300          264              17,511,194.08           12.44%
    301 -     330            1                 276,600.00            0.20%
    331 -     360          315              34,232,176.42           24.32%
    ---       ---          ---              -------------           ------

         Total(1)        2,230            $140,753,245.78          100.00%
                         =====            ===============          =======


(1) Percentages do not add to 100% due to rounding.



       LIEN POSITION OF INITIAL FIXED RATE GROUP II HOME EQUITY CONTRACTS

                                                       % of Group II Contracts
                     Number of   Aggregate Principal      by Outstanding
Lien                 Contracts   Balance Outstanding     Principal Balance
----                 ---------   -------------------     -----------------
 First                   1,282     $110,697,689.76          78.65%
 Second                    933       29,695,486.52          21.10%
 Third                      15          360,069.50           0.26%
                         -----          ----------           -----

        Total(1)         2,230     $140,753,245.78         100.00%
                         =====     ===============         =======

(1) Percentages do not add to 100% due to rounding.


     COMBINED LOAN-TO-VALUE RATIO OF INITIAL FIXED RATE GROUP II HOME EQUITY
                                   CONTRACTS

                                                                   % of Group II Contracts
                                  Number of   Aggregate Principal     by Outstanding
Combined Loan-to-Value Ratio      Contracts   Balance Outstanding   Principal Balance
----------------------------      ---------   -------------------   -----------------
  0.00% -  10.00%                     2           $49,995.51            0.04%
 10.01% -  20.00%                     7           201,326.00            0.14%
 20.01% -  30.00%                     8           188,300.00            0.13%
 30.01% -  40.00%                    20           664,935.89            0.47%
 40.01% -  50.00%                    31         1,108,894.36            0.79%
 50.01% -  60.00%                    44         1,898,282.09            1.35%
 60.01% -  70.00%                    73         3,574,239.66            2.54%
 70.01% -  80.00%                   265        15,169,892.36           10.78%
 80.01% -  90.00%                   694        44,213,280.57           31.41%
Greater Than 90.00%               1,086        73,684,099.34           52.35%
                                  -----        -------------           ------
              Total(1)            2,230      $140,753,245.78           100.00%
                                  =====      ===============           =======


(1) Percentages do not add to 100% due to rounding.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

               Number of Contracts:                         935
               Wgt. Avg. Contract Rate:                  9.096%
               Range of Rates:                 6.999% - 12.690%
               Wgt. Avg. Orig. Maturity:                 359.61
               Wgt. Avg. Rem. Maturity:                  358.61
               Avg. Rem. Princ. Balance:            $120,522.27
               Wgt. Avg. LTV:                            88.44%




                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                  INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS



                            % of Adjustable                        % of Adjustable Rate
                           Rate Contracts by                         Contracts by
Number of         Number of     Aggregate Principal     Outstanding
State         Contracts         Contracts     Balance Outstanding   Principal Balance
-----         ---------         ---------     -------------------   -----------------
MD                83             8.88%         13,774,932.98            12.22%
CA                65             6.95%         11,448,044.38            10.16%
OH                70             7.49%          6,142,190.32             5.45%
IL                51             5.45%          5,987,705.39             5.31%
NC                56             5.99%          5,952,251.69             5.28%
WA                43             4.60%          5,932,567.22             5.26%
Other*           567            60.64%         63,450,632.76            56.31%
                 ---            ------         -------------            ------

    Total(1)     935           100.00%        112,688,324.74           100.00%
                 ===           =======        ==============           =======

---------------

* No one State in this category constitutes more than 5% of the Initial Adjustable Rate Home Equity Contracts Outstanding Principal Balance.

(1)  Percentages do not add to 100% due to rounding.




      YEAR OF ORIGINATION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                        % of Adjustable Rate
                                                            Contracts by
                     Number of    Aggregate Principal    Outstanding Principal
Year of Origination  Contracts    Balance Outstanding         Balance
-------------------  ---------    -------------------         -------
      1997                  1    $     49,910.38                0.04%
      1998                934     112,638,414.36               99.96%
                          ---     --------------               ------

          Total:          935    $112,688,324.74              100.00%
                                  ==============              ======


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

  DISTRIBUTION OF INITIAL ADJUSTABLE RATE HOME EQUITY ORIGINAL CONTRACT AMOUNTS

                                                                     % of Adjustable
                                                                    Rate Contracts by
Original                          Number of    Aggregate Principal    Outstanding
Amount (in Dollars)               Contracts    Balance Outstanding  Principal Balance
-------------------               ---------    -------------------  -----------------
 20,000.01 - 30,000.00                 4          $    102,073.39         0.09%
 30,000.01 - 40,000.00                14               508,232.76         0.45%
 40,000.01 - 50,000.00                22             1,016,294.54         0.90%
 50,000.01 - 60,000.00                66             3,649,592.75         3.24%
 60,000.01 - 70,000.00                78             5,019,505.95         4.45%
 70,000.01 - 80,000.00                82             6,172,503.52         5.48%
 80,000.01 - 90,000.00                85             7,172,684.41         6.37%
 90,000.01 - 100,000.00               68             6,499,682.20         5.77%
100,000.01 - 110,000.00               51             5,368,132.04         4.76%
110,000.01 - 120,000.00               80             9,236,918.57         8.20%
120,000.01 - 130,000.00               66             8,260,439.56         7.33%
130,000.01 - 140,000.00               51             6,886,642.64         6.11%
140,000.01 - 150,000.00               38             5,491,425.90         4.87%
150,000.01 - 160,000.00               34             5,287,092.79         4.69%
160,000.01 - 170,000.00               28             4,612,603.07         4.09%
170,000.01 - 180,000.00               30             5,254,517.29         4.66%
180,000.01 - 190,000.00               18             3,337,922.51         2.96%
190,000.01 - 200,000.00               20             3,943,369.12         3.50%
200,000.01 - 210,000.00               10             2,037,423.26         1.81%
210,000.01 - 220,000.00               20             4,299,453.10         3.82%
220,000.01 - 230,000.00               13             2,925,363.15         2.60%
230,000.01 - 240,000.00               11             2,592,834.84         2.30%
240,000.01 - 250,000.00                7             1,714,694.29         1.52%
250,000.01 - 260,000.00                8             2,033,041.14         1.80%
260,000.01 - 270,000.00                5             1,309,528.92         1.16%
270,000.01 - 280,000.00                3               817,156.34         0.73%
280,000.01 - 290,000.00                7             1,994,615.65         1.77%
290,000.01 - 300,000.00                6             1,771,048.29         1.57%
300,000.01 - 310,000.00                2               611,050.00         0.54%
310,000.01 - 320,000.00                1               310,500.00         0.28%
320,000.01 - 330,000.00                1               328,243.35         0.29%
330,000.01 - 340,000.00                2               663,918.60         0.59%
340,000.01 - 350,000.00                2               690,820.80         0.61%
360,000.01 - 370,000.00                1               369,000.00         0.33%
390,000.01 - 400,000.00                1               400,000.00         0.35%
                                      ---         ---------------       ------

              Total(1)                935         $112,688,324.74       100.00%
                                      ===         ===============       ======

(1) Percentages do not add to 100% due to rounding.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

  REMAINING MONTHS TO MATURITY OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                               % of Adjustable
                                                              Rate Contracts by
                      Number of     Aggregate Principal         Outstanding
Months Remaining      Contracts     Balance Outstanding       Principal Balance
----------------      ---------     -------------------       -----------------
151 - 180                  2              $179,083.51             0.16%
211 - 240                  1               101,362.83             0.09%
331 - 360                932           112,407,878.40            99.75%
                         ---           --------------            ------
      Total              935          $112,688,324.74           100.00%
                         ===          ===============           =======




               INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACT RATES

                                                               % of Adjustable
                                                              Rate Contracts by
                             Number of   Aggregate Principal    Outstanding
Contract Rates               Contracts   Balance Outstanding  Principal Balance
--------------               ---------   -------------------  -----------------
  6.001% -    7.000%             2        $    217,296.02          0.19%
  7.001% -    8.000%           146          22,580,743.58         20.04%
  8.001% -    9.000%           323          41,603,567.86         36.92%
  9.001% -    10.000%          285          30,024,179.80         26.64%
 10.001% -    11.000%          142          14,813,536.38         13.15%
 11.001% -    12.000%           32           3,196,855.32          2.84%
 12.001% -    13.000%            5             252,145.78          0.22%
                               ---        ---------------        ------
              Total(1)         935        $112,688,324.74        100.00%
                               ===        ===============        ======

(1) Percentages do not add to 100% due to rounding.




      LOAN-TO-VALUE RATIO OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                              % of Adjustable
                                                             Rate Contracts by
                          Number of   Aggregate Principal        Outstanding
Loan-to-Value Ratio       Contracts   Balance Outstanding    Principal Balance
-------------------       ---------   -------------------    -----------------
30.01% - 40.00%                2            $351,300.00             0.31%
40.01% - 50.00%                1              65,000.00             0.06%
50.01% - 60.00%                8             871,113.90             0.77%
60.01% - 70.00%                9             561,433.84             0.50%
70.01% - 80.00%              171          19,606,645.73            17.40%
80.01% - 90.00%              466          55,630,672.17            49.37%
Greater Than 90.00%          278          35,602,159.10            31.59%
                             ---          -------------            ------

              Total(1)       935         $112,688,324.74          100.00%
                             ===         ===============          =======
(1) Percentages do not add to 100% due to rounding.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

 MONTH OF NEXT RATE ADJUSTMENT OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                        % of Adjustable Rate
                                                             Contracts by
Month of Next         Number of     Aggregate Principal   Outstanding Principal
Rate Adjustment       Contracts     Balance Outstanding        Balance
---------------       ---------     -------------------        -------
1999-02                     2           $216,900.00             0.19%
1999-03                     1            119,000.00             0.11%
1999-12                     1             49,910.38             0.04%
2000-01                     2            325,315.89             0.29%
2000-02                     4            502,957.46             0.45%
2000-03                     9            789,991.46             0.70%
2000-04                    20          2,340,382.68             2.08%
2000-05                    51          5,989,739.83             5.32%
2000-06                   137         15,411,221.21            13.68%
2000-07                   212         26,848,794.16            23.83%
2000-08                   296         37,556,143.35            33.33%
2000-09                   166         19,129,184.70            16.98%
2000-10                     2            130,100.00             0.12%
2001-02                     1             58,788.69             0.05%
2001-03                     1             78,102.33             0.07%
2001-06                     2            172,334.43             0.15%
2001-07                     2            168,478.92             0.15%
2001-08                    20          2,198,723.25             1.95%
2001-09                     6            602,256.00             0.53%
                          ---       ---------------             -----

     Total(1)             935       $112,688,324.74           100.00%
                          ===       ===============           =======

(1)  Percentages do not add to 100% due to rounding


         LIEN POSITION OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                          % of Adjustable Rate
                                                              Contracts by
                         Number of    Aggregate Principal  Outstanding Principal
Lien                     Contracts    Balance Outstanding       Balance
----                     ---------    -------------------       -------
First                      935         $112,688,324.74          100.00%
                           ---         ---------------          -------

       Total               935         $112,688,324.74          100.00%
                           ===         ===============          =======




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

DISTRIBUTION OF GROSS MARGIN OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS


                                                              % of Adjustable Rate
                                                                   Contracts by
                           Number of     Aggregate Principal  Outstanding Principal
Gross Margin (%)           Contracts     Balance Outstanding          Balance
----------------           ---------     -------------------          -------
 4.001% -  6.000%             330          $ 39,965,588.77            35.47%
 6.001% -  8.000%             566            69,197,453.77            61.41%
 8.001% -  10.000%             32             2,883,441.76             2.56%
10.001% -  12.000%              7               641,840.44             0.57%
                              ---          ---------------             -----
                                                                      100.00%
              Total (1)       935          $112,688,324.74
                              ===          ===============

(1)  Percentages do not add to 100% due to rounding





       MAXIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                            % of Adjustable Rate
                                                               Contracts by
                          Number of   Aggregate Principal  Outstanding Principal
Maximum Loan Rate         Contracts   Balance Outstanding        Balance
-----------------         ---------   -------------------        -------
10.001% -     12.000%         6        $    650,782.37             0.58%
12.001% -     14.000%       131          19,548,237.39            17.35%
14.001% -     16.000%       548          66,838,595.91            59.31%
16.001% -     18.000%       235          24,222,673.72            21.50%
18.001% -     20.000%        15           1,428,035.35             1.27%
                            ---           ------------           -------

              Total (1)     935        $112,688,324.74           100.00%
                            ===        ===============           =======

(1)  Percentages do not add to 100% due to rounding


       MINIMUM LOAN RATE OF INITIAL ADJUSTABLE RATE HOME EQUITY CONTRACTS

                                                            % of Adjustable Rate
                                                                 Contracts
                            Number of  Aggregate Principal     by Outstanding
Minimum Loan Rate           Contracts  Balance Outstanding    Principal Balance
-----------------           ---------  -------------------    -----------------
 6.001% -    8.000%           151       $ 23,244,439.60            20.63%
 8.001% -    10.000%          606         71,253,347.66            63.23%
10.001% -    12.000%          174         18,010,391.70            15.98%
12.001% -    14.000%            4            180,145.78             0.16%
                              ---       ---------------           ------
              Total (1)       935       $112,688,324.74           100.00%
                              ===       ===============           ======


(1)  Percentages do not add to 100% due to rounding



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                           HOME IMPROVEMENT CONTRACTS

     The Home Improvement Contracts comprising Sub-Pool HI consist of conventional and FHA-insured home improvement contracts and promissory notes. The obligations of the Obligor under each Home Improvement Contract are secured by the related real estate.

     The information concerning the Initial Home Improvement Contracts presented below is based on a pool originated through October 27, 1998. Green Tree intends to acquire and sell Additional Home Improvement Contracts to the Trust on the Closing Date and Subsequent Home Improvement Contracts to the Trust thereafter. Although the characteristics of the final pool of Home Improvement Contracts will differ from the characteristics of the Initial Home Improvement Contracts shown below, Green Tree does not expect that the characteristics of the Additional and Subsequent Home Improvement Contracts sold to the Trust will vary materially from those of the Initial Home Improvement Contracts herein.


                     THE INITIAL HOME IMPROVEMENT CONTRACTS

             Number of Contracts:                       12,299
             Wgt. Avg. Contract Rate:                   12.935%
             Range of Rates:                   8.000% - 18.750%
             Wgt. Avg. Orig. Maturity:                  197.25
             Wgt. Avg. Rem. Maturity:                   190.94
             Avg. Rem. Princ. Balance:             $ 13,271.24


                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                       INITIAL HOME IMPROVEMENT CONTRACTS


                              % of HI Contracts  Aggregate Principal   % of HI Contracts
                 Number of        by Number of         Balance          by Outstanding
State            Contracts         Contracts         Outstanding        Principal Balance
-----            ---------         ---------         -----------        -----------------
CA                  1,279            10.40%        $ 31,421,363.37        19.25%
TX                  1,638            13.32%          14,589,008.14         8.94%
NY                    519             4.22%          10,846,915.36         6.65%
MI                  1,054             8.57%          10,670,169.58         6.54%
Other*              7,809            63.49%        $ 95,695,551.08        58.63%
                   ------            ------        ---------------        ------
     Total(1)      12,299           100.00%        $163,223,007.53        100.00%
                   ======           =======        ===============        =======

* No one State in this category constitutes more than 5% of the HI Outstanding Principal Balance.

(1)  Percentages do not add to 100% due to rounding.



            YEAR OF ORIGINATION OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                               % of HI Contracts
                          Number of      Aggregate Principal    by Outstanding
Year of Origination       Contracts      Balance Outstanding   Principal Balance
-------------------       ---------      -------------------   -----------------
   1989                       196          $  1,016,947.73          0.62%
   1990                       731             3,989,118.44          2.44%
   1996                         4                70,893.31          0.04%
   1997                     2,528            17,170,639.29         10.52%
   1998                     8,840           140,975,408.76         86.37%
                           ------           --------------         ------
      Total(1)             12,299          $163,223,007.53        100.00%
                           ======          ===============        =======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.



[LOGO OF CREDIT SUISSE FIRST BOSTON]

       DISTRIBUTION OF INITIAL HOME IMPROVEMENT ORIGINAL CONTRACT AMOUNTS

                                                           % of HI Contracts by
Original HI Contract      Number of   Aggregate Principal  Outstanding Principal
Amount (in Dollars)       Contracts   Balance Outstanding         Balance
-------------------       ---------   -------------------         -------
         0 -   10,000.00     6,143     $ 32,163,835.38            19.71%
 10,000.01 -   20,000.00     3,351       45,472,717.63            27.86%
 20,000.01 -   30,000.00     1,834       44,464,613.89            27.24%
 30,000.01 -   40,000.00       485       16,563,457.19            10.15%
 40,000.01 -   50,000.00       298       13,035,933.11             7.99%
 50,000.01 -   60,000.00       132        7,249,939.26             4.44%
 60,000.01 -   70,000.00        27        1,706,646.35             1.05%
 70,000.01 -   80,000.00        18        1,352,291.66             0.83%
 80,000.01 -   90,000.00         5          426,764.55             0.26%
100,000.01 -  110,000.00         2          166,175.64             0.10%
120,000.01 -  130,000.00         2          246,712.25             0.15%
160,000.01 -  170,000.00         1          161,799.24             0.10%
210,000.01 -  220,000.00         1          212,121.38             0.13%
                            ------     ---------------           ------
                Total(1)    12,299     $163,223,007.53           100.00%
                            ======     ===============           ======

(1) Percentages do not add to 100% due to rounding.


                     INITIAL HOME IMPROVEMENT CONTRACT RATES


                                                             % of HI Contracts
                        Number of       Aggregate Principal   by Outstanding
Contract Rates          Contracts       Balance Outstanding  Principal Balance
--------------          ---------       -------------------  -----------------
 7.001% - 8.000%               1         $     16,642.53            0.01%
 8.001% - 9.000%              51            1,626,587.38            1.00%
 9.001% - 10.000%          1,291           21,244,007.77           13.02%
10.001% - 11.000%          1,018           18,193,974.96           11.15%
11.001% - 12.000%          1,205           18,654,692.74           11.43%
12.001% - 13.000%          1,926           24,656,543.72           15.11%
13.001% - 14.000%          2,521           31,291,942.12           19.17%
14.001% - 15.000%          2,482           28,441,614.72           17.43%
15.001% - 16.000%          1,521           14,602,428.25            8.95%
16.001% - 17.000%            221            3,225,973.74            1.98%
Greater than 17.000%          62            1,268,599.60            0.78%
                          ------         ---------------          ------
             Total(1)     12,299         $163,223,007.53          100.00%
                          ======         ===============          ======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]

       REMAINING MONTHS TO MATURITY OF INITIAL HOME IMPROVEMENT CONTRACTS

                                                           % of HI Contracts by
                          Number of   Aggregate Principal  Outstanding Principal
Months Remaining          Contracts   Balance Outstanding        Balance
----------------          ---------   -------------------        -------
 Less than   30                581        1,542,646.32             0.95%
        31 - 60              2,101       10,400,911.22             6.37%
        61 - 90              1,675       10,932,402.46             6.70%
        91 - 120             2,896       28,716,927.20            17.59%
       121 - 150               216        1,933,101.46             1.18%
       151 - 180             1,798       31,470,919.04            19.28%
       181 - 210                18          332,628.92             0.20%
       211 - 240             1,888       43,917,141.20            26.91%
       241 - 270                 2           38,962.81             0.02%
       271 - 300             1,124       33,937,366.90            20.79%

                Total(1)    12,299     $163,223,007.53           100.00%
                            ======     ===============           =======

(1) Percentages do not add to 100% due to rounding.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[LOGO OF CREDIT SUISSE FIRST BOSTON]

                          CPR PREPAYMENT SENSITIVITIES
                               FOR HE CERTIFICATES

                     50% of          75% of          100% of         125% of          150% of
                   Prepayment      Prepayment       Prepayment      Prepayment      Prepayment
                     Model*          Model*           Model*          Model*           Model*
                  WAL/Maturity    WAL/Maturity     WAL/Maturity    WAL/Maturity     WAL/Maturity
                  ------------    ------------     ------------    ------------     ------------
To Call
HE: A - 1A NAS     2.24   9/01    2.12   6/01      2.07   5/01     2.05   5/01      2.06    5/01
HE: A - 1B ARM     5.68   7/12    3.70   9/08      2.63   5/06     1.96  10/04      1.51   10/03
HE: A - 1          5.00   7/12    3.57   9/08      2.74   5/06     2.18  10/04      1.75   10/03
HE: A - 2          1.59  12/01    1.17   2/01      0.95   8/00     0.81   5/00      0.71    2/00
HE: A - 3          3.65   3/03    2.57  12/01      2.00   4/01     1.65  11/00      1.41    7/00
HE: A - 4          8.49   7/12    6.06   9/08      4.61   5/06     3.59  10/04      2.80   10/03
HE: A - 5IO        2.02  12/00    2.02  12/00      2.02  12/00     2.02  12/00      2.02   12/00
HE: M - 1          9.41   7/12    6.59   9/08      5.06   5/06     4.31  10/04      4.22   10/03
HE: M - 2          9.41   7/12    6.59   9/08      5.04   5/06     4.16  10/04      3.64   10/03
To Maturity
HE: A - 1B ARM     6.15  10/23    3.99   8/18      2.82   7/14     2.10  12/11      1.60    8/09
HE: A - 1          5.23   6/22    3.83  12/17      2.97   2/14     2.37  10/11      1.90    6/09
HE: A - 4          8.97   3/22    6.61  10/17      5.09  12/13     4.00   8/11      3.13    5/09
HE: M - 1         10.13   7/20    7.24   9/15      5.59   6/12     4.73   9/09      4.54   10/07
HE: M - 2         10.08  12/18    7.19   5/14      5.51   5/11     4.54  11/08      3.94    1/07


                          CPR PREPAYMENT SENSITIVITIES
                               FOR HI CERTIFICATES

                     50% of          75% of          100% of         125% of          150% of
                   Prepayment      Prepayment       Prepayment      Prepayment      Prepayment
                     Model*          Model*           Model*          Model*           Model*
                  WAL/Maturity    WAL/Maturity     WAL/Maturity    WAL/Maturity     WAL/Maturity
                  ------------    ------------     ------------    ------------     ------------

To Call
HI: A - 1          1.64   5/02    1.21   6/01      0.95  12/00     0.78   7/00      0.65    4/00
HI: A - 2          4.45   9/04    3.26   2/03      2.50  12/01     2.03   6/01      1.69    1/01
HI: A - 3          7.45   8/08    5.57   4/06      4.15   7/04     3.19   3/03      2.57    3/02
HI: M - 1         11.52   7/12    8.57   9/08      6.62   5/06     5.14  10/04      3.98   10/03
HI: M - 2         13.61   7/12    9.77   9/08      7.44   5/06     5.86  10/04      4.86   10/03
HI: B - 1          5.52   5/06    4.23   8/04      3.97   1/04     3.79   8/03      3.66    5/03
To Maturity
HI: M - 1         11.53   8/12    8.61   5/09      6.68  12/06     5.19   4/05      3.98   11/03
HI: M - 2         16.55   5/20   13.21   1/17     10.43  11/13     8.38   6/11      6.73    5/09
HI: B - 1          5.52   5/06    4.23   8/04      3.97   1/04     3.79   8/03      3.66    5/03

---------------

* The Sub Pool HE Certificates will be priced, with respect to the Fixed Rate Home Equity Contracts, using 125% of the Base Prepayment Assumption. The Base Prepayment Assumption assumes a conditional prepayment rate of 4% per annum of the then outstanding principal balance of the Fixed Rate Home Equity Contracts in the first month of the life of the Fixed Rate Home Equity Contracts and an additional 1.45% (precisely, 16/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 20%. The Sub Pool HE Certificates will be priced, with respect to the Adjustable Rate Home Equity Contracts, using a constant prepayment rate of 30% CPR. The Sub Pool HI Certificates will be priced using 100% of a prepayment rate assuming a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Contracts in the first month of the life of the Home Improvement Contracts and an additional 1.09% (precisely, 12/11%) per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 24%.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[LOGO OF CREDIT SUISSE FIRST BOSTON]